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                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


                             Form 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  October 4, 1995
                                                  ---------------



                         PHOTOCOMM, INC.



Incorporated in the State of Arizona           IRS No. 86-0411983

                 Commission File Number: 0-12807

                       7681 East Gray Road
                    Scottsdale, Arizona 85260
                          (602) 948-8003

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             INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.
          ------------------------------------

     Effective October 3, 1995, Photocomm, Inc. ("Photocomm" or the "Company") acquired all of the assets and assumed the related liabilities of Sunelco, Inc. ("Sunelco"), a distributor of solar electric products located in Hamilton, Montana (the "Acquisition"). The Acquisition was consummated in accordance with the terms of an Agreement and Plan of Reorganization between Photocomm, Sunelco, and Daniel M. and Rebecca M. Brandborg, the founders and sole shareholders of Sunelco (collectively, "Brandborgs") dated as of October 3, 1995 (the "Agreement").

     The aggregate consideration paid by Photocomm in connection with the Acquisition was approximately $850,000. The Company issued 225,000 shares of Photocomm's Common Stock, $0.10 par value, valued at $400,000 and assumed liabilities of Sunelco of approximately $450,000.

     The aggregate consideration paid in the Acquisition was determined through arm's length negotiations between representatives of Photocomm and Sunelco. Neither Photocomm nor, to the knowledge of Photocomm, any affiliate, director or officer of Photocomm, or any associate of any director or officer of Photocomm, had any material relationship with Sunelco prior to the Acquisition.

     The assets purchased principally consist of certain inventories and other assets valued by the parties at approximately $450,000; and goodwill and intangible assets valued by the parties at $400,000. Following the acquisition, Photocomm intends to continue using the assets purchased for substantially the same purposes as they were used before the Acquisition.

     In connection with the Acquisition, the Brandborgs entered into Covenants Not to Compete with the Company pursuant to which the Company will make monthly payments in a total aggregate amount of $250,000 over the next five years. Sunelco will become a division of Photocomm, will continue to conduct business as usual with its present staff, and the Brandborgs will continue to direct division operations as Photocomm management employees.

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     As of October 3, 1995, all current employees of Sunelco
became employees of Photocomm. Sunelco is expected to remain headquartered in Hamilton, Montana.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.
          ---------------------------------

     (a)  Financial Statements of Business Acquired.
          -----------------------------------------

          Audited financial statements are not available for Sunelco. Accordingly, pursuant to Item 310(c)(3)(ii) of Regulation S-B, Photocomm will not be filing financial statements for Sunelco.

     (b)  Pro Forma Financial Information.
          -------------------------------

          At the time of the filing of this Report on Form 8-K, it is impractical to provide the required pro forma financial information. The required pro forma financial information will be filed by Photocomm as soon as practicable, but not later than 60 days following the date upon which this Report on Form
          8-K is filed.

     (c)  Exhibits.
          --------

     Exhibit                                           Method of
     Number    Description                             Filing
     -------   -----------                             ---------

        1      Agreement and Plan of Reorganization    To be filed
               between Photocomm, Inc., Sunelco, Inc. by Amendment and Daniel M. Brandborg and Rebecca M.
               Brandborg dated as of October 3, 1995

        2      Photocomm's Press Release dated         Filed
               October 4, 1995                         herewith



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                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PHOTOCOMM, INC.


Dated: October 18, 1995            By   /S/ Thomas C. LaVoy
                                      ---------------------------
                                        Thomas C. LaVoy
                                        Chief Financial Officer
                                        (Duly Authorized Officer
                                        and Principal Financial
                                        Officer)